EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K Amendment No. 1 for the year ended December 31, 2021 of Un Monde International Worldwide Ltd., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ci Zhang, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 6, 2022	By:	/s/ Ci Zhang
Ci Zhang
Chief Executive Officer